NUMBER

NJR-



SHARES

This Certificate is transferable in the City of Edison, New Jersey, or in the City of New York, New York.

NEW JERSEY RESOURCES CORPORATION

SEE REVERSE FOR CERTAIN DEFINITIONS

Common Stock

INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY

CUSIP 646025 10 6

This is to Certify that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF FIVE DOLLARS ($5) PER SHARE OF THE COMMON STOCK OF

New Jersey Resources Corporation, transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

CERTIFICATE OF STOCK

Dated



NEW JERSEY RESOURCES CORPORATION
INCORPORATED
1981
NEW JERSEY

SPECIMEN

Treasurer

SPECIMEN

President

Countersigned and Registered:
MIDLANTIC NATIONAL BANK
(Edison, New Jersey)
Transfer Agent and Registrar,

By

Authorized Officer

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM —as tenants in common

TEN ENT —as tenants by the entireties

JT TEN —as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT—..................Custodian..................
(Cust) (Minor)
under Uniform Gifts to Minors
Act..................................
(State)

Additional abbreviations may also be used though not in the above list.

NEW JERSEY RESOURCES CORPORATION

A full statement of the designations, preferences, relative, participating, optional, voting and other special rights, qualifications, limitations and restrictions of each class and series of stock authorized to be issued, and of the authority of the Board of Directors to divide the shares into classes or series and to determine and change the relative rights, preferences and limitations of any class or series, will be furnished to any shareholder without charge upon request to the Transfer Agent.

For Value received, ______ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(NAME AND ADDRESS OF ASSIGNEE SHOULD BE PRINTED OR TYPEWRITTEN)

____

______________________________ *Shares*

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________ *Attorney*

to transfer the said stock on the books of the within-named Company, with full power of substitution in the premises.

Dated ______________

____
SIGNATURE

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.